

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2022

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



4.17%
26.44%
69.39%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	26.29%
Consumer Staples	17.84%
Communication Services	16.95%
Consumer Discretionary	13.28%
Financials	9.51%
Healthcare	9.36%
Industrials	2.60%
Energy	0.00%
Utilities	0.00%
Materials	0.00%
Net Cash[1]	4.17%

TOP 10 HOLDINGS

Apple, Inc.	12.88%
Mastercard Inc. Class A	9.88%
Alphabet, Inc. Class A	7.18%
LVMH Moët Hennessey Louis Vuitton ADR	6.31%
Alphabet, Inc. Class C	6.18%
The Estée Lauder Companies, Inc. Class A	5.02%
Novo Nordisk A/S	4.91%
Nike, Inc. Class B	3.97%
Bank of America Corporation	3.80%
T. Rowe Price Group, Inc.	3.62%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	29
2021 Portfolio Turnover	5.03%
Net Assets (millions)	$27.12
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



-7.11%
-5.15%
1Q22
Non-annualized
9.75%
10.12%
1-Year
16.44%
14.98%
3-Year
12.95%
12.42%
5-Year
10.15%
10.32%
7-Year
10.48%
10.88%
10-Year
8.18%
8.39%
Since Inception*
Mundoval Fund
MSCI World Index

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2005
2010
2015
2020
$39,827

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $39,827 on 3/31/22. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

1Q22 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned -7.11% in the first quarter versus -5.15% for the MSCI World Index during the same period. Since inception of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 8.18% versus 8.39% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Industrials sector (Lockheed Martin Corporation and Raytheon Technologies Corporation), Financial sector (Berkshire Hathaway Inc.) and Consumer Staples sector (The Hershey Company). Negative factors impacting performance for the Fund during the quarter included the Communication sector (Meta Platforms), Consumer Staples sector (The Estée Lauder Companies) and the Financial sector (T. Rowe Price Group).

The geographic diversification of the Fund as of March 31, 2022, was 69.39% domestic stocks, 26.44% international stocks and 4.17% cash equivalents. The Fund owned shares of common stock in 28 companies.

Manager Commentary:

Rising energy and commodity prices boosted inflation to its highest level since the early 1980's. Russia's invasion of Ukraine and the Federal Reserve announcement of an interest rate increase plan, resulted in declines of the major stock indices around the globe. During the first quarter, the Standard & Poor's 500 Index declined by 4.7% while the NASDAQ Composite lost 9.1%. The developed international stock markets, as measured by the MSCI EAFE Index declined by 5.91% while the Emerging Markets, as measured by the MSCI Emerging Markets Index declined by 6.97% in the first quarter. The U.S. bond market suffered its worst decline in more than 40 years as the yield on the 10-year U.S. Treasury note increased to 2.324%, up from 1.496% at the end of 2021.

Nike, Inc. increased sales revenue during the quarter by 8% due to healthy growth in its direct-to-consumer business and improved sales in Greater China. Berkshire Hathaway Inc. reported annual operating earnings of $276 billion, an increase of 12.4% year over year due to higher insurance premiums earned and improved performance in their Railroad, Utilities and Energy businesses. Intel Corporation announced during the quarter that it would spend $36 billion to develop a network of advanced chipmaking plants across the European Union to meet the growing demand for semiconductor chips and reduce reliance on foreign suppliers. Defense contractor, Lockheed Martin Corporation, generated more than $9.2 billion in operating cash flow in 2021, of which $7 billion was returned to shareholders via dividend payments and the repurchase of common stock. Alphabet, Inc. (a.k.a. Google) boosted their sales revenue by more than 40% in 2021 which reflected broad-based strength in advertiser spend and strong consumer online activity as well as substantial ongoing revenue growth from Google Cloud. The company repurchased more than $50 billion of its common stock during the year and announced a 20-for-one stock split to be effective in 2022.

Thank you for your business and continued support.
Arthur Q. Johnson, CFA
Portfolio Manager

Average Annualized Total Returns as of March 31, 2022

	1Q 2022 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	-7.11%	9.75%	16.44%	12.95%	10.15%	10.48%	8.18%
MSCI World Index	-5.15%	10.12%	14.98%	12.42%	10.32%	10.88%	8.39%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.